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                                                                    Exhibit 10.5

                                    FORM OF
                               LICENSE AGREEMENT

     THIS LICENSE AGREEMENT ("Agreement"), dated as of _______________________,
                              ---------
2001, by and between USX Corporation, a Delaware corporation, to be renamed "Marathon Oil Corporation" ("USX"), and United States Steel LLC, a Delaware
                             ---
limited liability company and wholly owned subsidiary of USX, to be renamed "United States Steel Corporation" ("SteelCo").
                                    -------

                             W I T N E S S E T H:

     WHEREAS, this Agreement is made pursuant to and as a condition of the Agreement and Plan of Reorganization, dated as of July 31, 2001 ("Separation
                                                                  ----------
Agreement"), by and between USX and SteelCo, pursuant to which the respective
---------
businesses of the Marathon Group of USX and the U.S. Steel Group of USX are being separated into two independent companies by merging USX Merger Corporation, a Delaware corporation and a wholly owned subsidiary of USX ("Merger Sub"), with and into USX, subject to the terms and conditions thereof,
  ----------
and pursuant to Section 251 of the DGCL (the "Separation Merger"), with USX
                                              -----------------
continuing as the surviving corporation, so that immediately following the Separation Effective Time, SteelCo shall own and operate the business of the U.S. Steel Group and shall be wholly owned by the holders of the then outstanding shares of USX-U.S. Steel Group Common Stock and the business of the Marathon Group shall be owned and operated by USX, which shall be a separate and independent entity from SteelCo and shall be wholly owned by the holders of the then outstanding shares of USX-Marathon Group Common Stock (the "Separation");
                                                                 ----------
and

     WHEREAS, the parties are entering into this Agreement to provide for the licensing by USX to SteelCo of (i) various registered trademarks and service marks using or including USX or variants thereof (the "USX Name Rights"), and
                                                       ---------------
(ii) various trade secrets, know how and other intellectual property rights used by USX in connection with the business of both the Marathon Group and the U.S. Steel Group (the "Headquarters IP").
                  ---------------

     NOW, THEREFORE, in furtherance of the foregoing and in consideration of the mutual promises and undertakings contained herein and in any other document executed in connection with this Agreement, the parties agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

          Section 1.1    General. Unless otherwise defined herein, capitalized
                         -------
terms used herein shall have their respective meanings as defined in the Separation Agreement.
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          Section 1.2    Other Definitional Provisions.
                         -----------------------------

                    (a) The words "hereof", "herein", "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

                    (b) The terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa.

                    (c) The terms "dollars" and "$" shall mean United States dollars.

                                  ARTICLE II

                          LICENSE AND QUALITY CONTROL

          Section 2.1    Grant of License. USX grants to SteelCo a fully paid,
                         ----------------
worldwide, nonexclusive license to use (i) the USX Name Rights solely in the conduct of SteelCo's business, and (ii) the Headquarters IP solely in the conduct of SteelCo's internal business. SteelCo acknowledges that by virtue of this Agreement, SteelCo is receiving only the right to use the USX Name Rights and Headquarters IP in accordance with the terms hereof and is not acquiring any rights of ownership thereof.

          Section 2.2    Right to Sublicense. The grant of the license to
                         -------------------
SteelCo set forth in Section 2.1 shall include the right to sublicense the USX Name Rights and Headquarters IP to any Subsidiary of SteelCo. Any other sublicense by SteelCo shall require the written consent of USX.

          Section 2.3    Quality Control. SteelCo agrees not to affix USX Name
                         ---------------
Rights to any products or to use USX Name Rights in connection with the provision of any services unless such products and services are of a type and quality consistent with the standards established from time to time by USX for such goods and services. SteelCo agrees to cooperate in facilitating USX's control over the quality of goods and services in connection with which SteelCo uses USX Name Rights. SteelCo shall permit USX and its authorized representatives to inspect and monitor at any reasonable time and place all goods and services produced or provided by SteelCo in connection with which SteelCo uses USX Name Rights. If USX reasonably concludes that any goods or services in connection with which SteelCo uses USX Name Rights do not conform to USX's quality standards, SteelCo shall promptly take steps either to insure conformance with USX's quality standards or to prevent the use of USX Name Rights in connection with such goods and services.

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                                  ARTICLE III

                                INDEMNIFICATION

          Section 3.l    USX's Agreement to Indemnify. Subject to the terms and
                         ----------------------------
conditions set forth in this Agreement, USX shall indemnify, defend and hold harmless SteelCo and its directors, officers, employees, Representatives, advisors, agents and Affiliates (collectively, the "U.S. Steel Indemnified
                                                    ----------------------
Parties") from, against and in respect of any and all Indemnifiable Losses of
-------
the U.S. Steel Indemnified Parties arising out of, relating to or resulting from, directly or indirectly, USX's use of the USX Name Rights or Headquarters IP.

          Section 3.2    SteelCo's Agreement to Indemnify. Subject to the terms
                         --------------------------------
and conditions set forth in this Agreement, SteelCo shall indemnify, defend and hold harmless USX and each of its directors, officers, employees, Representatives, advisors, agents and Affiliates (collectively, the "USX
                                                                     ---
Indemnified Parties") from, against and in respect of any and all Indemnifiable
-------------------
Losses of the USX Indemnified Parties arising out of, relating to or resulting from, directly or indirectly, SteelCo's use or sublicense of the USX Name Rights or Headquarters IP.

          Section 3.3    Procedure for Indemnification. All claims for
                         -----------------------------
indemnification under this Article III shall be asserted and resolved as follows:

                    (a)  Third-Party Claims. In the event that any claim or
                         ------------------
demand for which an Indemnifying Party may be liable to an Indemnified Party hereunder is asserted against or sought to be collected by a third party from an Indemnified Party (an "Asserted Liability"), the Indemnified Party shall as soon
                       ------------------
as possible notify the Indemnifying Party in writing of such Asserted Liability, specifying the nature of such Asserted Liability (the "Claim Notice"); provided that no delay on the part of the Indemnified Party in giving any such Claim Notice shall relieve the Indemnifying Party of any indemnification obligation hereunder except to the extent that the Indemnifying Party is materially prejudiced by such delay. The Indemnifying Party shall have 60 days (or less if the nature of the Asserted Liability requires) from its receipt of the Claim Notice to notify the Indemnified Party whether or not the Indemnifying Party desires, at the Indemnifying Party's sole cost and expense and by counsel of its own choosing, to defend against such Asserted Liability; provided, however, that if, under applicable standards of professional conduct a conflict on any significant issue between the Indemnifying Party and any Indemnified Party exists in respect of such Asserted Liability, then the Indemnifying Party shall reimburse the Indemnified Party for the reasonable fees and expenses of one additional counsel.

          If the Indemnifying Party undertakes to defend against such Asserted Liability, the Indemnified Party shall cooperate fully with the Indemnifying Party and its counsel in the investigation, defense and settlement thereof, but the Indemnifying Party shall control the investigation, defense and settlement thereof. If the Indemnified Party,

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desires to participate in any such defense, it may do so at its sole cost and expense. If the Indemnifying Party elects not to defend against such Asserted Liability, then the Indemnifying Party shall have the right to participate in any such defense at its sole cost and expense, but the Indemnified Party shall control the investigation, defense and settlement thereof at the sole cost and expense of the Indemnifying Party. The Indemnifying Party shall not, without the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld), consent to any settlement unless such settlement (i) includes a complete release of the Indemnified Party and (ii) does not require the Indemnified Party to admit any liability or make or forego any payment or forego or take any action. The Indemnifying Party shall not be liable for any settlement of any Asserted Liability effected without its prior written consent (which consent shall not be unreasonably withheld).

               (b)  Non-Third-Party Claims. In the event that an Indemnified
                    ----------------------
Party should have a claim against the Indemnifying Party hereunder that does not involve a claim or demand being asserted against or sought to be collected from it by a third party, the Indemnified Party shall send a notice with respect to such claim to the Indemnifying Party. The Indemnifying Party shall have 60 days from the date such notice is delivered during which to notify the Indemnified Party in writing of any good faith objections it has to the Indemnified Party's notice or claims for indemnification, setting forth in reasonable detail each of the Indemnifying Party's objections thereto. If the Indemnifying Party does not deliver such written notice of objection within such 60-day period, the Indemnifying Party shall be deemed to not have any objections to such claim. If the Indemnifying Party does deliver such written notice of objection within such 60-day period, the Indemnifying Party and the Indemnified Party shall attempt in good faith to resolve any such dispute within 60 days of the delivery by the Indemnifying Party of such written notice of objection. If the Indemnifying Party and the Indemnified Party are unable to resolve any such dispute within such 60 day period, such dispute shall be resolved in accordance with the procedures set forth in Section 5.1 hereof.

               (c)  Miscellaneous Indemnification Provisions.
                    ----------------------------------------

                    (i) The Indemnifying Party agrees to indemnify any successors of the Indemnified Party to the same extent and in the same manner and on the same terms and conditions as the Indemnified Party is indemnified by the Indemnifying Party under this Article III.

                    (ii) The amount that an Indemnifying Party is required to pay to any Indemnified Party pursuant to this Article III shall be reduced (retroactively or prospectively) by any Insurance Proceeds or other amounts actually recovered by or on behalf of such Indemnified Party in respect of the related Indemnifiable Loss. If an Indemnified Party shall have received the payment required by this Article III in respect of an Indemnifiable Loss and shall subsequently actually receive Insurance Proceeds or other amounts in respect of such Indemnifiable Loss, then such Indemnified Party shall pay to such Indemnifying Party a sum equal to the amount of such Insurance Proceeds or other amounts actually received, up to the aggregate amount of any payments received

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from such Indemnifying Party pursuant to this Article III in respect of such
Indemnifiable Loss.

                                  ARTICLE IV

                              TERM AND AMENDMENT

          Section 4.1  Term. The term of this Agreement shall commence on the
                       ----
date set forth above and shall remain in force perpetually so long as SteelCo performs as herein provided. USX shall have the right to terminate this Agreement in the event of a material breach by SteelCo, which breach is not cured within thirty days of written notice thereof.

          Section 4.2  Amendment. This Agreement may be amended, modified or
                       ---------
supplemented at any time and shall be evidenced by a written agreement signed by all of the parties hereto.

                                   ARTICLE V

                              GENERAL PROVISIONS

          Section 5.1  Dispute Resolution.  Any dispute between the parties
                       ------------------
shall be subject to the Dispute Resolution procedure set forth in Section 15.2 of the Separation Agreement.

          Section 5.2  Expenses.  Unless otherwise provided herein, all out-
                       --------
of-pocket costs and expenses with respect to the transactions contemplated in this Agreement shall be borne by the party incurring such costs and expenses.

          Section 5.3  Records.  Each party shall have access to all records,
                       -------
documents and other information in the possession of the other party relating to activities prior to the Separation and such records shall be subject to the confidentiality provisions of Section 11.4 of the Separation Agreement. Upon the request of the party seeking such access, the other party shall make any such records, documents and other information available or make copies for the requesting party without charge.

          Section 5.4  Governing Law.  This Agreement shall be governed by, and
                       -------------
construed in accordance with, the laws of Delaware, without reference to choice of law principles, including matters of construction, validity and performance.

          Section 5.5  Notices.  Notices, requests, permissions, waivers,
                       -------
referrals and all other communications hereunder shall be in writing and shall be deemed to have been duly given if signed by the respective persons giving them (in the case of any corporation or limited liability company, the signature shall be by an officer thereof) and delivered by hand or by telecopy or on the date of receipt indicated on the return receipt

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if mailed (registered or certified, return receipt requested, properly addressed and postage prepaid):

                              If to SteelCo, to:

                                    United States Steel LLC
                                    600 Grant Street
                                    Suite 6100
                                    Pittsburgh, PA 15219-4776
                                    Attention: General Counsel
                                    Facsimile: 412-433-1131

                              If to USX, to:

                                    Marathon Oil Corporation
                                    5555 San Felipe Road
                                    Houston, TX 77056-2723
                                    Attention: General Counsel
                                    Facsimile:  713-296-4375

Such names and addresses may be changed by notice given in accordance with this
Section 5.5. Copies of all notices, requests, permissions, waivers, referrals and all other communications hereunder given prior to the Separation Effective Time shall be given to:

                                   Skadden, Arps, Slate, Meagher & Flom LLP
                                   4 Times Square
                                   New York, NY 10036-6522
                                   Attention: Roger S. Aaron, Esquire
                                   Facsimile: (212) 735-2000

          Section 5.6   Third-Party Beneficiaries. Except as provided in Section
                        -------------------------
2.2 hereof with respect to sublicenses to subsidiaries of SteelCo and in Article III hereof with respect to indemnification of U. S. Steel Indemnified Parties and USX Indemnified Parties hereunder, nothing in this Agreement shall confer any rights upon any Person or entity other than the parties hereto and their respective heirs, successors and permitted assigns.

          Section 5.7   Entire Agreement.  This Agreement contains the entire
                        ----------------
understanding of the parties hereto with respect to the subject matter contained herein, and supersedes and cancels all prior agreements, negotiations, correspondence, undertakings and communications of the parties, oral or written, respecting such subject matter.

          Section 5.8   Headings.  The article, section and paragraph headings
                        --------
contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All references herein to "Articles",

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"Sections" or "Appendices" shall be deemed to be references to Articles or
Sections hereof or Appendices hereto unless otherwise indicated.

          Section 5.9    Counterparts. This Agreement may be executed in one or
                         ------------
more counterparts and each counterpart shall be deemed to be an original, but all of which shall constitute one and the same original.

          Section 5.10   Parties in Interest; Assignment; Successors. Neither
                         -------------------------------------------
this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other party. Subject to the preceding sentence, this Agreement shall inure to the benefit of and be binding upon SteelCo and USX and their respective successors and permitted assigns and sublicensees. Nothing in this Agreement, express or implied, is intended to confer upon any other Person any rights or remedies under or by reason of this Agreement.

          Section 5.11   Severability; Enforcement. The invalidity of any
                         -------------------------
portion hereof shall not affect the validity, force or effect of the remaining portions hereof. If it is ever held that any restriction hereunder is too broad to permit enforcement of such restriction to its fullest extent, each party agrees that a court of competent jurisdiction may enforce such restriction to the maximum extent permitted by law, and each party hereby consents and agrees that such scope may be judicially modified accordingly in any proceeding brought to enforce such restriction.

          Section 5.12 Remedies. The parties agree that money damages or other remedy at law would not be a sufficient or adequate remedy for any breach or violation of, or a default under, this Agreement by them and that in addition to all other remedies available to them, each of them shall be entitled to the fullest extent permitted by law to an injunction restraining such breach, violation or default or threatened breach, violation or default and to any other equitable relief, including specific performance, without bond or other security being required.


                           [SIGNATURE PAGE FOLLOWS]

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     IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed on its behalf by its officers thereunto duly authorized, all as of the day and year first above written.


                                USX CORPORATION

                                By: _________________________

                                Name: _______________________

                                Title: ______________________



                                UNITED STATES STEEL LLC


                                By: _________________________

                                Name: _______________________

                                Title: ______________________

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